Supplement dated August 1, 2002
                     to Freedom Prospectus dated May 1, 2002

   Flexible Payment Deferred Combination Fixed and Variable Annuity Contracts

                                    issued by

                     The Sage Variable Annuity Account A and
                      Sage Life Assurance of America, Inc.


This Supplement should be attached to your Freedom prospectus for the flexible payment deferred combination fixed and variable annuity contract. The terms of this Supplement are effective as of the date of this Supplement.

For Contracts issued before May 1, 2002, the 1, 2 and 3 year Guarantee Periods of the Fixed Account are not currently available for additional purchase payments, transfers, or renewal options. The 4 year Guarantee Period is now currently available.

For contracts issued on and after May 1, 2002, in certain states, the 1, 2 and 3 year Guarantee Periods of the Fixed Account are not currently available for an initial purchase payment, additional purchase payments, transfers or renewal options.

Contact our Customer Service Center for more information.




SFSUPP 08/02